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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               the Securities Exchange Act of 1934

                    _______________________________


                         February 20, 1997
        (Date of Report - Date of earliest event reported)

                    _______________________________

         Capitol Revolving Home Equity Loan Trust 1996-1
        (Issuer in respect of the Capitol Home Equity Loan
             Asset Backed Certificates, Series 1996-1)
      (Exact name of registrant as specified in its charter)


                             33-31682
                      (Commission File No.)


                 Maryland                                 52-0897004
          (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)               Identification No.)

          8401 Connecticut Avenue
          Chevy Chase, Maryland                                 20815
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

          Monthly Report to Certificateholders dated February 20, 1997



                            SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revolving Home Equity Loan Trust 1996-1 by the undersigned thereunto duly authorized.

         CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                        By:   Chevy Chase Bank, F.S.B.
                           Originator of the Trust and Servicer





Dated:    March 14, 1997        By: Stephen R. Halpin, Jr.
                                    ____________________________________
                                    Stephen R. Halpin, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer


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                             EXHIBIT